EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AND JOINDER AGREEMENT

This Amendment No. 2 to Credit Agreement and Joinder Agreement (this “Amendment”) dated as of July 17, 2008, is made by and among CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the “Revolving Borrower”), the Subsidiaries of the Company (other than the Revolving Borrower) listed as “Borrowers” on the signature pages hereto (each a “Designated Borrower” and, together with the Revolving Borrower, the “Borrowers” and, each a “Borrower”), CARMAX, INC., a Virginia corporation (the “Company”), the Subsidiaries of the Company listed as “Subsidiary Guarantors” on the signature pages hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), each of the existing Lenders under such Credit Agreement (collectively, the “Existing Lenders”), and each of the Persons becoming Lenders by the execution of this Amendment (the “Joining Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Company, the Administrative Agent, Bank of America, as Swing Line Lender, New Vehicle Swing Line Lender and L/C Issuer, and the Existing Lenders have entered into that certain Credit Agreement dated as of August 24, 2005, as amended by Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of December 8, 2006 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Existing Lenders have made available to the Borrowers a revolving credit facility with letter of credit and swing line subfacilities; and

WHEREAS, the Subsidiary Guarantors and the Administrative Agent have entered into that certain Subsidiary Guaranty Agreement dated as of August 24, 2005 pursuant to which the Subsidiary Guarantors have guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the Administrative Agent have entered into that certain Company Guaranty Agreement dated as of August 24, 2005 pursuant to which the Company has guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the Borrowers have advised the Administrative Agent and the Existing Lenders that they desire to amend certain provisions of the Credit Agreement to,

among other things, (i) amend the definition of the Applicable Rate, (ii) amend the timing for payments of Swing Line Loans and New Vehicle Swing Line Loans, and (iii) increase the Aggregate Commitments from $500,000,000 to $700,000,000 (such increase to be allocated among the Joining Lenders and certain of the Existing Lenders), in each case as more particularly set forth below, and the Administrative Agent, the Existing Lenders and the Joining Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	The existing definition of “Applicable Rate” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Applicable Rate” means a per annum rate equal to:

(a)            with respect to Base Rate Loans, 0.00%;

(b)            with respect to Eurodollar Rate Loans, 1.25%;

(c)            with respect to Letter of Credit Fees, 1.25%; and

(d)            with respect to the Commitment Fee, 0.20%.

(b)	Sections 2.08(b) and 2.08(c) of the Credit Agreement are amended, so that, as amended, such sections shall read as follows

(b)            The Revolving Borrower shall repay each Swing Line Loan (i) on at least one Business Day of each month (other than Swing Line Loans advanced on such day), (ii) at any time on demand by the Swing Line Lender and (iii) on the Maturity Date.

(c)            The Borrowers (jointly and severally) shall repay each New Vehicle Swing Line Loan (i) on at least one Business Day of each month (other than New Vehicle Swing Line Loans advanced on such day), (ii) at any time on demand by the New Vehicle Swing Line Lender and (iii) on the Maturity Date.

(c)	The existing Schedule 2.01 is deleted it in its entirety and Schedule 2.01 attached hereto is inserted in lieu thereof.

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2. Joinder of the Joining Lenders; Funding of Loans with Incremental Commitments.

(a) By its execution of this Amendment, each Joining Lender hereby confirms and agrees that, on and after the date this Amendment becomes effective (the “Amendment Effective Date”), it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with the Commitment applicable to such Lender identified on Schedule 2.01 attached hereto.  Each Joining Lender further (i) acknowledges that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment; (ii) acknowledges that it has independently and without reliance upon the Administrative Agent, the L/C Issuer, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a Lender, and (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the L/C Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.  On and after the Amendment Effective Date, all references to the “Lenders” in the Credit Agreement shall be deemed to include the Joining Lenders.

(b) On the Amendment Effective Date, (i) each Existing Lender that is increasing its Commitment and each Joining Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and joinder and the application of such amounts to make payments to such other relevant Existing Lenders, the outstanding Committed Loans (and risk participations in outstanding Swing Line Loans, New Vehicle Swing Line Loans and L/C Obligations) to be held ratably by all Lenders in accordance with their respective Applicable Percentages (as revised by this Amendment), and (ii) the Revolving Borrower shall be deemed to have prepaid and reborrowed the outstanding Committed Loans as of the Amendment Effective Date to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Amendment and the joinder of the Joining Lenders.

(c) Upon the Amendment Effective Date, the Commitment of each Lender will be as set forth on Schedule 2.01 attached hereto.

(d) The parties hereto acknowledge that, notwithstanding the increase in the Commitments provided herein, Section 2.16 of the Credit Agreement shall remain in full force and effect after giving effect to the amendments and joinders provided herein and the amount of any additional increase in Commitments made after the date hereof in accordance with Section 2.16 of the Credit Agreement shall not exceed $100,000,000.

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3. Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment, duly executed by the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, the Required Lenders, each of the Existing Lenders that is increasing any Commitment pursuant to this Amendment, and each of the Joining Lenders (which Joining Lenders are listed on Schedule 2.01 attached hereto);

(ii) evidence of the existence, good standing, authority and capacity of the Company, the Borrowers and the Subsidiary Guarantors to execute, deliver and perform its obligations under the Credit Agreement as amended hereby, including, (x) a true and complete copy of resolutions for each of the Borrowers, the Company and the Subsidiary Guarantors approving the amendments contemplated hereby, and (y) a certification that the certificate of incorporation, articles of organization, by-laws or operating agreement, as applicable, of each of the Borrowers, the Company and the Subsidiary Guarantors have not been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto;

(iii) a certificate signed by a Responsible Officer of the Company certifying (A) as to the representations and warranties set forth in Section 6(a), and (B) as to the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected have a Material Adverse Effect; and

(iv) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender shall reasonably request;

(b) the Company shall have paid the fees, including fees for the benefit of the Joining Lenders and those Existing Lenders that are increasing any commitments pursuant to Section 2(a) hereof, in the amounts and at the times specified in the letter agreement, dated as of May 20, 2008, among the Company, the Administrative Agent and BAS (the “Amendment Fee Letter”); and

(c) unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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4. Consent of the Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty Agreement against such Subsidiary Guarantor in accordance with its terms.

5. Consent of the Company.  The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Company Guaranty Agreement against the Company in accordance with its terms.

6. Representations and Warranties.  In order to induce the Administrative Agent, the Existing Lenders and the Joining Lenders to enter into this Amendment, each of the Company and the Borrowers represent and warrant to the Administrative Agent, the Existing Lenders and the Joining Lenders as follows:

(a) Before and after giving effect to this Amendment, (A) the representations and warranties of the Company and the Borrowers contained in Article V of the Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists;

(b) Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;

(c) The Subsidiary Guarantors are the only Persons that are required to be a party to the Subsidiary Guaranty Agreement pursuant to the terms of the Credit Agreement; and

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(d) This Amendment has been duly authorized, executed and delivered by the Company, each of the Borrowers and each of the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

7. Entire Agreement.  This Amendment, together with the Amendment Fee Letter and the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8. Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.

10. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

11. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby, and as otherwise amended, modified, supplemented or restated from time to time by any other instrument in accordance with the terms thereof.

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13. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
COMPANY:

CARMAX, INC.

By:              /s/  Keith D. Browning
Name:         Keith D. Browning
Title:           Executive Vice President and Chief
Financial Officer

BORROWERS:

CARMAX AUTO SUPERSTORES, INC.
CARMAX OF LAUREL, LLC
CARMAX AUTO MALL, LLC
CARMAX AUTO SUPERSTORES CALIFORNIA, LLC

By:              /s/  Keith D. Browning
Name:         Keith D. Browning
Title:           Executive Vice President and Chief
Financial Officer

SUBSIDIARY GUARANTORS:

CARMAX OF LAUREL, LLC
CARMAX AUTO MALL, LLC
CARMAX AUTO SUPERSTORES CALIFORNIA, LLC
CARMAX BUSINESS SERVICES, LLC
CARMAX AUTO SUPERSTORES WEST COAST, INC.
CARMAX AUTO SUPERSTORES SERVICES, INC.

By:              /s/  Keith D. Browning
Name:         Keith D. Browning
Title:           Executive Vice President and Chief
Financial Officer

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

CARMAX PROPERTIES, LLC

By:               /s/  Keith D. Browning
Name:          Keith D. Browning
Title:            President and Chief Financial Officer

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:               /s/  Anne M. Zeschke
Name:          Anne M. Zeschke
Title:            Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

EXISTING LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Line Lender and
New Vehicle Swing Line Lender

By:               /s/  M. Patricia Kay
Name:          M. Patricia Kay
Title:            Senior Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:               /s/  H. David Jones
Name:          H. David Jones
Title:            Senior Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:               /s/  Mark S. Supple
Name:          Mark S. Supple
Title:            Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

SUNTRUST BANK, as a Lender

By:               /s/  Mark A. Flatin
Name:          Mark A. Flatin
Title:            Managing Director

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:               /s/  Mark Doi
Name:          Mark Doi
Title:            National Dealer Credit Manager

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

WELLS FARGO BANK, N.A., as a Lender

By:               /s/  Penelope Pilcher
Name:          Penelope Pilcher
Title:            Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

SCOTIABANC INC., as a Lender

By:               /s/  J. F. Todd
Name:          J. F. Todd
Title:            Managing Director

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

CREDIT SUISSE, CAYMAN ISLAND BRANCH, as a Lender

By:               /s/  Doreen Barr
Name:          Doreen Barr
Title:            Vice President

By:               /s/  Shaheen Malik
Name:          Shaheen Malik
Title:            Associate

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

ROYAL BANK OF CANADA, as a Lender

By:               /s/  Scott Umbs
Name:          Scott Umbs
Title:            Authorized Signatory

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:               /s/  Jonathan Horton
Name:          Jonathan Horton
Title:            Senior Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

COMERICA BANK, as a Lender

By:               /s/  Joseph M. Davignon
Name:          Joseph M. Davignon
Title:            Senior Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

JOINING LENDERS:

BANK OF THE WEST, as a Joining Lender

By:               /s/  Michael Lax
Name:          Michael Lax
Title:            Senior Vice President

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

JOINING LENDERS:

BARCLAYS BANK PLC, as a Joining Lender

By:               /s/  Nicholas A. Bell
Name:          Nicholas A. Bell
Title:            Director

Signature Page to Amendment No. 2
to Credit Agreement and Joinder Agreement

SCHEDULES

A schedule has been omitted from the Amendment as filed. CarMax agrees to furnish supplementally to the Commission upon request a copy of such schedule.